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                        SECURITIES AND ECHANGE COMMISSION
                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)           JULY 6, 1998
                                                         ----------------------


                               ALPHA MICROSYSTEMS
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               (Exact name of registrant as specified in charter)


CALIFORNIA                          0-10558                 95-3108178
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(State or other jurisdiction      (Commission               (IRS Employer of
incorporation)                   File Number)               Identification No.)


          2722 SOUTH FAIRVIEW STREET, SANTA ANA, CALIFORNIA     92704
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              (Address of principal executive offices)       (Zip Code)


  Registrant's telephone number, including area code         (714)  957-8500
                                                         ----------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events



        Attached hereto as Exhibit 99, is a Press Release announcing the signing of a definitive agreement whereby Alpha Microsystems will acquire Delta CompuTec Inc.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Exhibits:  The following is included with this report:

        Item                                                     Exhibit No.
        ----                                                     -----------
        Press Release                                                 99


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   July 6, 1998                ALPHA MICROSYSTEMS

                                    By:         /s/   Douglas J. Tullio
                                       -----------------------------------------
                                           Douglas J. Tullio
                                           President and Chief Executive Officer